AMENDMENT NO. 1 TO THE
GLOBAL SENIOR CREDIT AGREEMENT
Dated as of December 20, 2017
AMENDMENT NO. 1 TO THE GLOBAL SENIOR CREDIT AGREEMENT (this “Amendment”) among DIGITAL REALTY TRUST, L.P., a Maryland limited partnership (the “Operating Partnership”), DIGITAL SINGAPORE JURONG EAST PTE. LTD., a Singapore private limited company (the “Initial Singapore Borrower 1”), DIGITAL HK JV HOLDING LIMITED, a British Virgin Islands limited company (the “Initial Singapore Borrower 2”), DIGITAL REALTY MAURITIUS HOLDINGS LIMITED, a Republic of Mauritius private company (the “Initial Singapore Borrower 3”), DIGITAL STOUT HOLDING, LLC, a Delaware limited liability company (the “Initial Multicurrency Borrower 1”), DIGITAL GOUGH, LLC, a Delaware limited liability company (the “Initial Multicurrency Borrower 2”), DIGITAL JAPAN, LLC, a Delaware limited liability company (the “Initial Multicurrency Borrower 3”), DIGITAL EURO FINCO, L.P., a Scottish limited partnership (the “Initial Multicurrency Borrower 4”), MOOSE VENTURES LP, a Delaware limited partnership (the “Multicurrency Borrower 5”), DIGITAL OSAKA 2 TMK, a Japanese tokutei mokuteki kaisha (the “Yen Borrower 1”), DIGITAL OSAKA 3 TMK, a Japanese tokutei mokuteki kaisha (the “Yen Borrower 2”) and DIGITAL AUSTRALIA FINCO PTY LTD, an Australian proprietary limited company (the “Initial Australia Borrower”; and collectively with the Operating Partnership, the Initial Singapore Borrower 1, the Initial Singapore Borrower 2, the Initial Singapore Borrower 3, the Initial Multicurrency Borrower 1, the Initial Multicurrency Borrower 2, the Initial Multicurrency Borrower 3, the Initial Multicurrency Borrower 4, the Multicurrency Borrower 5, the Yen Borrower 1, the Yen Borrower 2 and the Initial Australia Borrower and any Additional Borrowers, the “Borrowers” and each individually, a “Borrower”), DIGITAL REALTY TRUST, INC., a Maryland corporation (the “Parent Guarantor”), DIGITAL EURO FINCO, LLC, a Delaware limited liability company (the “New Guarantor”; and collectively with the Operating Partnership, the Parent Guarantor, the New Guarantor and any Additional Guarantors, the “Guarantors” and each individually, a “Guarantor”) and CITIBANK, N.A. (“Citibank”), as administrative agent for the Lender Parties (the “Administrative Agent”).
PRELIMINARY STATEMENTS:
(1)    The Borrowers, the Guarantors, the Lender Parties, the Administrative Agent and the other financial institutions party thereto entered into a Global Senior Credit Agreement dated as of January 15, 2016 (the “Existing Revolving Credit Agreement”); capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Revolving Credit Agreement, as amended hereby;
(2)    The Administrative Agent and the Borrowers have jointly identified an error of a technical nature in the Existing Revolving Credit Agreement and wish to amend the Existing Revolving Credit Agreement to clarify that Swing Line Borrowings in Canadian Dollars may be made by any Multicurrency Borrower under the Multicurrency Swing Line Facility; and
(3)    Subject to the terms and conditions herein, the Borrowers and the Administrative Agent have agreed, pursuant to the second sentence of Section 9.01(a) of the Existing Revolving Credit Agreement, to amend the Existing Revolving Credit Agreement on the terms and subject to the conditions hereinafter set forth.
SECTION 1.Amendment to Existing Revolving Credit Agreement. The Existing Revolving Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 3 below), hereby amended by deleting the following phrase from the definition of “Multicurrency Borrower” set forth in Section 1.01 thereof: “; provided, however, that only the Initial Multicurrency Borrower 2 shall be permitted to act as the Borrower in respect of any Swing Line Borrowing in Canadian Dollars under the Multicurrency Swing Line Facility”.
SECTION 2.Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:
(a)    The Administrative Agent shall have received on or before the date hereof, each dated such date, in form and substance satisfactory to the Administrative Agent:
(i)    Counterparts of this Amendment executed by the Borrowers.
(ii)    The consent attached hereto (the “Consent”) executed by each of the Guarantors.
(b)    The Administrative Agent shall not have received, within ten (10) Business Days following the receipt of notice of this Amendment by the Tranche Required Lenders in respect of the Multicurrency Revolving Credit Tranche, an objection to this Amendment in writing from the Tranche Required Lenders in respect of the Multicurrency Revolving Credit Tranche.
SECTION 3.    Reference to and Effect on the Existing Revolving Credit Agreement, the Notes and the Loan Documents.
(a)    On and after the effectiveness of this Amendment, each reference in the Existing Revolving Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Revolving Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Revolving Credit Agreement, shall mean and be a reference to the Existing Revolving Credit Agreement, as amended and modified by this Amendment.
(b)    The Existing Revolving Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(d)    This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Revolving Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Revolving Credit Agreement, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents.

SECTION 4.    Costs and Expenses. The Borrowers agree to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Existing Revolving Credit Agreement.
SECTION 5.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 6.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
BORROWERS:
DIGITAL REALTY TRUST, L.P.,
a Maryland limited partnership

By: DIGITAL REALTY TRUST, INC.,
its sole general partner

By:    /s/ Michael Brown
Name: Michael Brown
Title: Vice President, Treasury

DIGITAL SINGAPORE JURONG EAST PTE. LTD.,
a Singapore private company limited by shares

By:    /s/ Michael Brown
Name: Michael Brown
Title: Vice President, Treasury

DIGITAL EURO FINCO, L.P.,
a Scotland limited partnership

By: DIGITAL EURO FINCO GP, LLC
its general partner

By: DIGITAL REALTY TRUST, L.P.,
its member

By: DIGITAL REALTY TRUST, INC.,
its general partner

By: /s/ Michael Brown
Name: Michael Brown
Title: Vice President, Treasury

DIGITAL HK JV HOLDING LIMITED,
a British Virgin Islands limited company

By:    /s/ Michael Brown
Name: Michael Brown
Title: Vice President, Treasury

Signature Page

DIGITAL REALTY MAURITIUS HOLDINGS LIMITED,
a Mauritius private company limited by shares

By: /s/ Michael Brown
Name: Michael Brown
Title: Vice President, Treasury

DIGITAL AUSTRALIA FINCO PTY LTD,
an Australian proprietary limited company

By:    /s/ Michael Brown
    Name: Michael Brown
    Title: Vice President, Treasury

DIGITAL STOUT HOLDING, LLC,
a Delaware limited liability company
By: Digital Realty Trust, L.P.,
its manager
By: Digital Realty Trust, Inc.,
its general partner

By: /s/ Michael Brown
Name: Michael Brown
Title: Vice President, Treasury

DIGITAL GOUGH, LLC,
a Delaware limited liability company
By: Digital Realty Trust, L.P.,
     its manager
By: Digital Realty Trust, Inc.,
its general partner

     By: /s/ Michael Brown
     Name: Michael Brown
Title: Vice President, Treasury

Signature Page

DIGITAL JAPAN, LLC,
a Delaware limited liability company

By: Digital Asia, LLC,
its member

By: Digital Realty Trust, L.P.,
its manager

By Digital Realty Trust, Inc.,
its general partner

By: /s/ Michael Brown
Name: Michael Brown
Title: Vice President, Treasury

DIGITAL OSAKA 2 TMK,
a Japan tokutei mokuteki kaisha

By:    /s/ Michael Brown
    Name: Michael Brown
    Title: Vice President, Treasury

DIGITAL OSAKA 3 TMK,
a Japan tokutei mokuteki kaisha

By:    /s/ Michael Brown
    Name: Michael Brown
    Title: Vice President, Treasury

MOOSE VENTURES LP,
a Delaware limited partnership

By:    /s/ Michael Brown
    Name: Michael Brown
    Title: Vice President, Treasury

Signature Page

Signature Page

ADMINISTRATIVE AGENT:
CITIBANK, N.A., as Administrative Agent
By: /s/ Christopher J. Albano
Name: Christopher J. Albano
Title: Authorized Signatory

Signature Page

ACKNOWLEDGED AND AGREED
CITIBANK, N.A., CANADIAN BRANCH,
as Swing Line Bank
By: /s/ Christopher J. Albano
Name: Christopher J. Albano
Title: Authorized Signatory

Signature Page

CONSENT
Dated as of December 20, 2017
Each of the undersigned, as a Guarantor under the Existing Revolving Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Existing Revolving Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Loan Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Existing Revolving Credit Agreement, as amended and modified by such Amendment.
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GUARANTORS:
DIGITAL REALTY TRUST, L.P.,
a Maryland limited partnership

By:    DIGITAL REALTY TRUST, INC.,
    its sole general partner

By:	/s/ Michael Brown
Name: Michael Brown
Title: Vice President, Treasury

DIGITAL REALTY TRUST, INC.,
a Maryland corporation

By:	/s/ Michael Brown
Name: Michael Brown
Title: Vice President, Treasury

DIGITAL EURO FINCO, LLC,
a Delaware limited liability company

By:    DITIGAL EURO FINCO, L.P.,
its Sole Member

By:    DIGITAL EURO FINCO GP, LLC,
its General Partner

By:    DIGITAL REALTY TRUST, L.P.,
its Sole Member

By:    DIGITAL REALTY TRUST, INC.,
its General Partner

By: /s/ Michael Brown
Name: Michael Brown
Title: Vice President, Treasury